
WORLD OMNI FINANCIAL CORP.
WORLD OMNI MASTER OWNER TRUST
SERIES 1999-VFN, 2000-VFN, 2000-1 and 2001-1 SUPPLEMENTS
CERTIFICATE DATE AS OF :                                     May 15, 2001
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POOL BALANCE:                                                           Month of:
                                                                        April , 2001


Pool Balance, beginning of month                                        $1,040,931,894.06

Pool Balance, end of month                                              $1,058,355,175.55

Pool Balance, average                                                   $1,042,157,828.54

Required Pool Balance, end of month                                     $1,058,355,175.55



COLLECTIONS & SERIES ALLOCATIONS                                        Month of:
                                                                        April , 2001

Series Allocable Principal Collections
   Series 1999-VFN                                                      $ -
   Series 2000-VFN                                                      $ -
   Series 2000-1                                                        $ 392,226,649.76
   Series 2001-1                                                        $ 168,097,135.61
                                                                        $ 560,323,785.37

Series Allocable Non-Principal Collections
   Series 1999-VFN                                                      $ -
   Series 2000-VFN                                                      $ -
   Series 2000-1                                                        $   4,852,550.28
   Series 2001-1                                                        $   2,079,664.40
                                                                        $   6,932,214.68

Series Allocable Miscellaneous Payments
   Series 1999-VFN                                                      $ -
   Series 2000-VFN                                                      $ -
   Series 2000-1                                                        $ -
   Series 2001-1                                                        $ -
                                                                        $ -

Investment Proceeds
   Series 1999-VFN                                                      $ -
   Series 2000-VFN                                                      $ -
   Series 2000-1                                                        $     132,558.22
   Series 2001-1                                                        $      58,639.22
                                                                        $     191,197.44


CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD                         Month of:
                                                                        April , 2001

1999-VFN                                                                $           0.00
Series 2000-VFN                                                         $           0.00
Series 2000-1 Class A                                                   $           0.00
Series 2000-1 Class B                                                   $           0.00
Series 2001-1 Class A                                                   $           0.00
Series 2001-1 Class B                                                   $           0.00


ALLOCATION PERCENTAGES FOR COLLECTION PERIOD                            First day of:
                                                                        April , 2001

Series Allocation Percentages
     Series 1999-VFN                                                                0.00%
     Series 2000-VFN                                                                0.00%
     Series 2000-1                                                                 70.00%
     Series 2001-1                                                                 30.00%
Floating Allocation Percentages
     Series 1999-VFN                                                                0.00%
     Series 2000-VFN                                                                0.00%
     Series 2000-1                                                                 90.51%
     Series 2001-1                                                                 90.51%
Principal Allocation Percentages
     Series 1999-VFN                                                                0.00%
     Series 2000-VFN                                                                0.00%
     Series 2000-1                                                                  0.00%
     Series 2001-1                                                                  0.00%

 ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES                  Month of:
                                                                        April , 2001

Series 1999-VFN
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                                 $           0.00
   Floating Allocation Percentage:                                      $           0.00
   Cert. Percentage minus Excess Cert. Percentage:                      $           0.00
                                                                        $           0.00
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                                 $           0.00
   Floating Allocation Percentage:                                      $           0.00
   Cert. Percentage minus Excess Cert. Percentage:                      $           0.00
                                                                        $           0.00
Series 2000-VFN
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                                 $           0.00
   Floating Allocation Percentage:                                      $           0.00
   Cert. Percentage minus Excess Cert. Percentage:                      $           0.00
                                                                        $           0.00
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                                 $           0.00
   Floating Allocation Percentage:                                      $           0.00
   Cert. Percentage minus Excess Cert. Percentage:                      $           0.00
                                                                        $           0.00
Series 2000-1
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                                 $           0.00
   Floating Allocation Percentage:                                      $ 355,011,216.36
   Cert. Percentage minus Excess Cert. Percentage:                      $  37,215,433.40
                                                                        $ 392,226,649.76
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                                 $           0.00
   Floating Allocation Percentage:                                      $   4,392,128.32
   Cert. Percentage minus Excess Cert. Percentage:                      $     460,421.96
                                                                        $   4,852,550.28
Series 2001-1
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                                 $           0.00
   Floating Allocation Percentage:                                      $ 152,147,664.15
   Cert. Percentage minus Excess Cert. Percentage:                      $  15,949,471.46
                                                                        $ 168,097,135.61
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                                 $           0.00
   Floating Allocation Percentage:                                      $   1,882,340.71
   Cert. Percentage minus Excess Cert. Percentage:                      $     197,323.70
                                                                        $   2,079,664.40


                                                                        Paid on:
MONTHLY DISTRIBUTIONS                                                   May 15, 2001

Principal Distributions to Investors
     Series 1999-VFN                                                    $ -
     Series 2000-VFN                                                    $ -
     Series 2000-1 Class A                                              $ -
     Series 2000-1 Class B                                              $ -
     Series 2001-1 Class A                                              $ -
     Series 2001-1 Class B                                              $ -

Principal Distributions to Investors - $ per thousand
     Series 1999-VFN                                                    $           0.00000000
     Series 2000-VFN                                                    $           0.00000000
     Series 2000-1 Class A                                              $           0.00000000
     Series 2000-1 Class B                                              $           0.00000000
     Series 2001-1 Class A                                              $           0.00000000
     Series 2001-1 Class B                                              $           0.00000000

Monthly Interest to Investors
     Series 1999-VFN                                                    $      18,487.50
     Series 2000-VFN                                                    $      19,125.00
     Series 2000-1 Class A                                              $   2,692,362.01
     Series 2000-1 Class B                                              $     238,760.63
     Series 2001-1 Class A                                              $   1,153,349.13
     Series 2001-1 Class B                                              $     102,064.90

Monthly Interest to Investors - $ per thousand
     Series 1999-VFN                                                    $ -
     Series 2000-VFN                                                    $ -
     Series 2000-1 Class A                                              $           4.16774306
     Series 2000-1 Class B                                              $           4.42149306
     Series 2001-1 Class A                                              $           4.16371528
     Series 2001-1 Class B                                              $           4.43760417

Rated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                                    $           0.00
     Series 2000-VFN                                                    $           0.00

Noteholder Monthly Servicing Fee
     Series 1999-VFN                                                    $           0.00
     Series 2000-VFN                                                    $           0.00
     Series 2000-1                                                      $     549,596.66
     Series 2001-1                                                      $     235,541.43

Reserve Fund Deposit Amount
     Series 1999-VFN                                                    $            0.00
     Series 2000-VFN                                                    $            0.00
     Series 2000-1                                                      $            0.00
     Series 2001-1                                                      $            0.00


MONTHLY DISTRIBUTIONS (Cont.)                                           Paid on:
                                                                        May 15, 2001

Investor Default Amount
     Series 1999-VFN                                                    $           0.00
     Series 2000-VFN                                                    $           0.00
     Series 2000-1                                                      $           0.00
     Series 2001-1                                                      $           0.00

Monthly Dilution Amount
     Series 1999-VFN                                                    $           0.00
     Series 2000-VFN                                                    $           0.00
     Series 2000-1                                                      $           0.00
     Series 2001-1                                                      $           0.00

Noteholder Charge-Off Reversal Amount
     Series 1999-VFN                                                    $           0.00
     Series 2000-VFN                                                    $           0.00
     Series 2000-1                                                      $           0.00
     Series 2001-1                                                      $           0.00
Investor Default Amount and Monthly Dilution Amount Not Previously Reinstated
     Series 1999-VFN                                                    $           0.00
     Series 2000-VFN                                                    $           0.00
     Series 2000-1                                                      $           0.00
     Series 2001-1                                                      $           0.00

Carry-Over Amount
     Series 2000-1 Class A                                              $          0.00
     Series 2000-1 Class B                                              $          0.00
     Series 2001-1 Class A                                              $          0.00
     Series 2001-1 Class B                                              $          0.00
Unrated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                                    $          0.00
     Series 2000-VFN                                                    $          0.00

Previously waived servicing fee
     Series 1999-VFN                                                    $          0.00
     Series 2000-VFN                                                    $          0.00
     Series 2000-1                                                      $          0.00
     Series 2001-1                                                      $          0.00

Collections Released to Cert. during Collection Period                  $560,981,531.02

Excess Distributed to Cert. on Payment Date                             $  1,456,379.21


FUNDED AND INVESTED AMOUNTS:                                            Last day of:
                                                                        April , 2001

SERIES 1999-VFN SUPPLEMENT
Initial Funded Amount                                                   $600,000,000.00
Incremental Funded Amounts (Cumulative)                                 $185,000,000.00
Principal Distributed to Investors (Cumulative)                         $785,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)                          $          0.00
   Funded Amount                                                        $          0.00

Series Excess Funding Amount                                            $          0.00
Principal Funding Account Balance                                       $          0.00
   Invested Amount                                                      $          0.00

SERIES 2000-VFN SUPPLEMENT
Initial Funded Amount                                                   $150,000,000.00
Incremental Funded Amounts (Cumulative)                                 $          0.00
Principal Distributed to Investors (Cumulative)                         $150,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)                          $          0.00
   Funded Amount                                                        $          0.00

Series Excess Funding Amount                                            $          0.00
Principal Funding Account Balance                                       $          0.00
   Invested Amount                                                      $          0.00

SERIES 2000-1 SUPPLEMENT CLASS A
Initial Invested Amount                                                 $646,000,000.00
Principal Distributed to Investors (Cumulative)                         $          0.00
Principal Funding Account Balance                                       $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                          $          0.00
Series Excess Funding Amount                                            $ 28,672,118.28
   Invested Amount                                                      $617,327,881.72

SERIES 2000-1 SUPPLEMENT CLASS B
Initial Invested Amount                                                 $ 54,000,000.00
Principal Distributed to Investors (Cumulative)                         $          0.00
Principal Funding Account Balance                                       $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                          $          0.00
Series Excess Funding Amount                                            $          0.00
   Invested Amount                                                      $ 54,000,000.00

SERIES 2001-1 SUPPLEMENT CLASS A
Initial Invested Amount                                                 $277,000,000.00
Principal Distributed to Investors (Cumulative)                         $          0.00
Principal Funding Account Balance                                       $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                          $          0.00
Series Excess Funding Amount                                            $ 12,288,050.69
   Invested Amount                                                      $264,711,949.31

SERIES 2001-1 SUPPLEMENT CLASS B
Initial Invested Amount                                                 $ 23,000,000.00
Principal Distributed to Investors (Cumulative)                         $          0.00
Principal Funding Account Balance                                       $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                          $          0.00
Series Excess Funding Amount                                            $          0.00
   Invested Amount                                                      $ 23,000,000.00


BALANCES AS OF PAYMENT DATE                                             As of:
                                                                        May 15, 2001

Series 1999-VFN
   Reserve Fund Balance                                                 $            0.00
   Reserve Fund Deficiency Amount                                       $            0.00
   Principal Funding Account Balance                                    $            0.00
   Outstanding Principal Balance                                        $            0.00

Series 2000-VFN
   Reserve Fund Balance                                                 $            0.00
   Reserve Fund Deficiency Amount                                       $            0.00
   Principal Funding Account Balance                                    $            0.00
   Outstanding Principal Balance                                        $            0.00

Series 2000-1
   Reserve Fund Balance                                                 $    3,500,000.00
   Reserve Fund Deficiency Amount                                       $            0.00
   Principal Funding Account Balance                                    $            0.00
   Outstanding Principal Balance, Class A                               $  646,000,000.00
   Outstanding Principal Balance, Class B                               $   54,000,000.00

Series 2001-1
   Reserve Fund Balance                                                 $    1,500,000.00
   Reserve Fund Deficiency Amount                                       $            0.00
   Principal Funding Account Balance                                    $            0.00
   Outstanding Principal Balance, Class A                               $  277,000,000.00
   Outstanding Principal Balance, Class B                               $   23,000,000.00


TRUST INCREMENTAL SUBORDINATED AMOUNT                                   Last day of:
     To be used in the following month's computations.                  April , 2001

Pool Total Components of Excess Receivables:
     Used Vehicles                                                      $108,906,640.74
     Finance Hold Receivables (for Credit Reasons Only)                 $ 14,641,451.94
     Delayed Payment Program                                            $    374,302.00

Pool Limits on Components of Excess Receivables:
     Used Vehicles                                                      $264,588,793.89
     Finance Hold Receivables                                           $          0.00
     Delayed Payment Program                                            $ 21,167,103.51

Total Excess Receivables                                                $ 14,641,451.94

Overconcentration Amount                                                $     65,633.29

Ineligible Amount                                                       $          0.00

Trust Incremental Subordinated Amount                                   $ 14,707,085.23



POOL SERIES SUBORDINATED AMOUNTS                                        As of:
                                                                        April 30, 2001

Series Incremental Subordinated Amount
     Series 1999-VFN                                                    $          0.00
     Series 2000-VFN                                                    $          0.00
     Series 2000-1                                                      $ 11,144,403.63
     Series 2001-1                                                      $  4,776,172.98

Required Subordinated Amount
     Series 1999-VFN                                                    $          0.00
     Series 2000-VFN                                                    $          0.00
     Series 2000-1                                                      $ 69,453,554.51
     Series 2001-1                                                      $ 29,765,809.08

Available Subordinated Amount
     Series 1999-VFN                                                    $          0.00
     Series 2000-VFN                                                    $          0.00
     Series 2000-1                                                      $ 69,453,554.51
     Series 2001-1                                                      $ 29,765,809.08


CHARGE OFFS                                                             For Month of:
                                                                        April , 2001

Defaulted Receivables                                                   $          0.00

Investor/Noteholder Defaulted Amount
   Series 1999-VFN                                                      $          0.00
   Series 2000-VFN                                                      $          0.00
   Series 2000-1                                                        $          0.00
   Series 2001-1                                                        $          0.00

Deficiency Amount
   Series 1999-VFN                                                      $          0.00
   Series 2000-VFN                                                      $          0.00
   Series 2000-1                                                        $          0.00
   Series 2001-1                                                        $          0.00

Required Draw Amount
   Series 1999-VFN                                                      $          0.00
   Series 2000-VFN                                                      $          0.00
   Series 2000-1                                                        $          0.00
   Series 2001-1                                                        $          0.00

Investor/Noteholder Charge-Off's
   Series 1999-VFN                                                      $          0.00
   Series 2000-VFN                                                      $          0.00
   Series 2000-1                                                        $          0.00
   Series 2001-1                                                        $          0.00


INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)                          As of:
                                                                        May 15, 2001

Interest Shortfalls as of Current Payment Date
     Series 1999-VFN                                                    $          0.00
     Series 2000-VFN                                                    $          0.00
     Series 2000-1 Class A                                              $          0.00
     Series 2000-1 Class B                                              $          0.00
     Series 2001-1 Class A                                              $          0.00
     Series 2001-1 Class B                                              $          0.00

Change in Interest Shortfalls from Previous Payment Date
     Series 1999-VFN                                                    $          0.00
     Series 2000-VFN                                                    $          0.00
     Series 2000-1 Class A                                              $          0.00
     Series 2000-1 Class B                                              $          0.00
     Series 2001-1 Class A                                              $          0.00
     Series 2001-1 Class B                                              $          0.00

Principal Shortfalls as of Current Payment Date
     Series 1999-VFN                                                    $          0.00
     Series 2000-VFN                                                    $          0.00
     Series 2000-1 Class A                                              $          0.00
     Series 2000-1 Class B                                              $          0.00
     Series 2001-1 Class A                                              $          0.00
     Series 2001-1 Class B                                              $          0.00

Change in Principal Shortfalls from Previous Payment Date
     Series 1999-VFN                                                    $          0.00
     Series 2000-VFN                                                    $          0.00
     Series 2000-1 Class A                                              $          0.00
     Series 2000-1 Class B                                              $          0.00
     Series 2001-1 Class A                                              $          0.00
     Series 2001-1 Class B                                              $          0.00

INTEREST RATE FOR NEXT PAYMENT DATE                                     As of:
                                                                        May 15, 2001

Series 1999-VFN Estimated                                                          4.3725000%
Series 2000-VFN Estimated                                                          4.3725000%
Series 2000-1 Class A                                                              4.2575000%
Series 2000-1 Class B                                                              4.5725000%
Series 2001-1 Class A                                                              4.2525000%
Series 2001-1 Class B                                                              4.5925000%

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